EXHIBIT 99.16
                                 -------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-14,
                   Asset-Backed Certificates, Series 2005-14

Goldman Sachs                    GSAA-05 14
================================================================================


---------------------------------------------
Stats
---------------------------------------------
Count: 2479
Schedule Balance: $616,211,643.16
AverageSched Bal: $248,572.67
GrossWAC: 6.388
NetWAC: 6.094
OTERM: 360
RTERM: 358
ATERM: 357
AGE: 2
First CAP: 4.294
Periodic CAP: 1.547
MAXRATE: 12.016
MINRATE: 2.618
MTR: 42.104
MARGIN: 2.410
DTI: 37.445
OLTV: 79.004
COLTV: 96.840
FICO: 711.167



----------------------------------
Current Rate              Percent
----------------------------------
4.001 - 4.500                0.13
4.501 - 5.000                0.86
5.001 - 5.500                4.39
5.501 - 6.000               21.29
6.001 - 6.500               41.46
6.501 - 7.000               21.60
7.001 - 7.500                7.58
7.501 - 8.000                2.22
8.001 - 8.500                0.44
8.501 - 9.000                0.02
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Scheduled Balance         Percent
----------------------------------
0.01 - 50,000.00             0.04
50,000.01 - 100,000.00       2.35
100,000.01 - 150,000.00      9.44
150,000.01 - 200,000.00     13.38
200,000.01 - 250,000.00     12.98
250,000.01 - 275,000.00      6.53
275,000.01 - 350,000.00     17.81
350,000.01 - 400,000.00     10.38
400,000.01 - 450,000.00      7.98
450,000.01 - 500,000.00      6.70
500,000.01 - 550,000.00      4.17
550,000.01 - 600,000.00      2.99
600,000.01 - 750,000.00      4.01
750,000.01 - 850,000.00      0.51
850,000.01 - 950,000.00      0.42
950,000.01 -                 0.32
1,000,000.00
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Original Term             Percent
----------------------------------
180                          0.18
360                         99.82
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
RemTerm                   Percent
----------------------------------
176.000                      0.07
177.000                      0.03
179.000                      0.07
350.000                      0.21
351.000                      0.42
352.000                      0.10
353.000                      0.12
354.000                      0.55
355.000                      0.81
356.000                      7.13
357.000                     18.04
358.000                     21.37
359.000                     39.14
360.000                     11.92
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Am WAM                    Percent
----------------------------------
0.000 - 59.999              93.64
300.000 - 359.999            5.64
360.000 >=                   0.72
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Age                       Percent
----------------------------------
0                           11.92
1                           39.22
2                           21.37
3                           18.07
4                            7.20
5                            0.81
6                            0.55
7                            0.12
8                            0.10
9                            0.42
10                           0.21
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
States                    Percent
----------------------------------
CA                          35.92
FL                           7.35
GA                           5.23
VA                           7.78
AZ                           5.12
NJ                           4.65
MN                           2.76
NV                           3.77
MD                           3.45
CO                           2.78
Other                       21.21
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Original LTV              Percent
----------------------------------
0.001 - 50.000               0.09
50.001 - 60.000              0.31
60.001 - 70.000              4.58
70.001 - 75.000              3.69
75.001 - 80.000             91.26
85.001 - 90.000              0.08
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Combined LTV              Percent
----------------------------------
0.001 - 50.000               0.03
60.001 - 70.000              0.12
70.001 - 75.000              0.06
75.001 - 80.000              0.92
80.001 - 85.000              1.59
85.001 - 90.000             16.13
90.001 - 95.000             17.78
95.001 - 100.000            63.37
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
FICO                      Percent
----------------------------------
600.000 - 619.999            0.10
620.000 - 639.999            2.25
640.000 - 659.999            8.30
660.000 - 679.999           14.18
680.000 - 699.999           17.80
700.000 - 719.999           16.99
720.000 - 739.999           14.35
740.000 - 759.999           10.41
760.000 - 779.999            9.15
780.000 - 799.999            4.82
800.000 - 819.999            1.64
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
PMI                       Percent
----------------------------------
GEMICO                       0.08
OLTV <= 80 - NO MI          99.92
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Property Type             Percent
----------------------------------
2-4 FAMILY                   3.93
CONDO                       11.67
CO-OP                        0.05
PUD                         24.38
SINGLE FAMILY               59.92
TOWNHOUSE                    0.06
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Occupancy Code            Percent
----------------------------------
NON OWNER                   13.31
OWNER OCCUPIED              82.72
SECOND HOME                  3.96
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Purpose                   Percent
----------------------------------
CASHOUT REFI                 7.37
PURCHASE                    85.44
RATE/TERM REFI               7.19
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Documentation Type        Percent
----------------------------------
FULL/ALT                    22.97
NO DOC                       6.46
NO RATIO                     6.49
SISA                        54.60
SIVA                         9.49
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Interest Only             Percent
----------------------------------
N                            6.36
Y                           93.64
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Interest Only Term        Percent
----------------------------------
0.000                        6.36
24.000                       0.05
36.000                       3.12
60.000                       7.84
84.000                       1.19
120.000                     81.44
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Silent                    Percent
----------------------------------
Y                          100.00
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Prepay Flag               Percent
----------------------------------
N                           70.32
Y                           29.68
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Prepay Term               Percent
----------------------------------
0.000                       70.32
2.000                        0.01
4.000                        0.04
6.000                        2.50
12.000                       1.19
20.000                       0.04
24.000                       2.38
36.000                      22.82
42.000                       0.20
60.000                       0.49
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
DTI                       Percent
----------------------------------
<= 0.000                    13.29
0.001 - 10.000               0.10
10.001 - 20.000              1.35
20.001 - 30.000              9.28
30.001 - 40.000             45.37
40.001 - 50.000             29.85
50.001 - 60.000              0.76
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Conforming                Percent
----------------------------------
CONFORMING                  66.69
NON CONFORMING              33.31
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Arm Index                 Percent
----------------------------------
1 YEAR CMT                   0.33
1 YEAR LIBOR                29.63
1 YEAR TREASURY              0.04
6 MONTH LIBOR               69.99
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Margins                   Percent
----------------------------------
2.001 - 2.500               82.30
2.501 - 3.000               13.87
3.001 - 3.500                2.80
3.501 - 4.000                0.35
4.001 - 4.500                0.17
4.501 - 5.000                0.50
5.001 - 5.500                0.03
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
First Adjustment Cap      Percent
----------------------------------
1.000                        1.74
1.500                        0.23
2.000                       14.53
2.995                        0.05
3.000                       18.17
3.250                        0.04
4.000                        0.09
4.950                        0.03
5.000                       47.72
5.025                        0.02
5.875                        0.04
5.995                        0.04
6.000                       17.29
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Periodic Cap              Percent
----------------------------------
1.000                       47.60
1.500                        0.30
2.000                       51.47
3.000                        0.04
5.875                        0.04
6.000                        0.55
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Max Rate                  Percent
----------------------------------
9.501 - 10.000               0.09
10.001 - 10.500              1.43
10.501 - 11.000              8.87
11.001 - 11.500             18.31
11.501 - 12.000             23.97
12.001 - 12.500             29.72
12.501 - 13.000             11.55
13.001 - 13.500              3.26
13.501 - 14.000              1.46
14.001 - 14.500              0.75
14.501 - 15.000              0.07
15.001 >=                    0.51
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Floor Rate                Percent
----------------------------------
2.001 - 2.500               75.95
2.501 - 3.000               13.86
3.001 - 3.500                2.95
3.501 - 4.000                1.13
4.001 - 4.500                1.35
4.501 - 5.000                1.13
5.001 - 5.500                0.14
5.501 - 6.000                0.78
6.001 - 6.500                0.91
6.501 - 7.000                1.34
7.001 >=                     0.46
----------------------------------
Total:                     100.00
----------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                                                   Page 1 of 2

Goldman Sachs                    GSAA-05 14
================================================================================


----------------------------------
Months To Roll            Percent
----------------------------------
1.                           0.12
2.                           0.53
3.                           1.21
4.                           0.53
5.                           0.61
6.                           0.65
8.                           0.36
9.                           0.21
10.                          1.38
11.                          8.85
12.                          0.28
14.                          0.06
15.                          0.19
17.                          0.04
18.                          0.06
20.                          0.57
21.                          0.69
22.                          0.74
23.                          4.62
24.                          1.14
27.                          0.03
28.                          0.06
29.                          0.02
30.                          0.33
31.                          0.15
32.                          1.40
33.                          3.17
34.                          5.59
35.                         14.22
36.                          2.85
51.                          0.07
52.                          0.04
53.                          0.06
54.                          0.08
55.                          0.52
56.                          3.43
57.                          4.94
58.                         15.20
59.                         15.32
60.                          7.45
61.                          0.03
80.                          0.07
81.                          0.06
82.                          1.32
83.                          0.50
84.                          0.01
118.                         0.11
119.                         0.12
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Number of Units           Percent
----------------------------------
1                           96.07
2                            2.22
3                            0.64
4                            1.07
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Product Type              Percent
----------------------------------
1 YEAR ARM                  11.07
10 YEAR ARM                  0.24
2 YEAR ARM                   8.22
3 YEAR ARM                  27.74
5 YEAR ARM                  47.11
6 MONTH ARM                  3.65
7 YEAR ARM                   1.97
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Self Employment Flag      Percent
----------------------------------
N                           84.39
Y                           15.61
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Originator                Percent
----------------------------------
COUNTRYWIDE                  2.00
GOLDMAN MORTGAGE CO         46.88
GREENPOINT                  31.14
NATCITY                      5.03
SUNTRUST                    14.95
----------------------------------
Total:                     100.00
----------------------------------

--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                                                   Page 2 of 2

Goldman Sachs                    GSAA-05 14
================================================================================


------------------------------------------
Stats
------------------------------------------
Count: 919
Schedule Balance:
$173,053,405.34
AverageSched Bal: $188,306.21
GrossWAC: 6.588
NetWAC: 6.270
OTERM: 359
RTERM: 357
ATERM: 358
AGE: 2
First CAP: 4.759
Periodic CAP: 1.799
MAXRATE: 12.087
MINRATE: 2.531
MTR: 49.190
MARGIN: 2.443
DTI: 35.201
OLTV: 76.967
COLTV: 84.473
FICO: 722.222


------------------------------------------
Current Rate                      Percent
------------------------------------------
4.501 - 5.000                        0.18
5.001 - 5.500                        5.82
5.501 - 6.000                       11.47
6.001 - 6.500                       31.38
6.501 - 7.000                       30.95
7.001 - 7.500                       15.26
7.501 - 8.000                        4.20
8.001 - 8.500                        0.50
8.501 - 9.000                        0.23
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Scheduled Balance                 Percent
------------------------------------------
0.01 - 50,000.00                     0.33
50,000.01 - 100,000.00               6.75
100,000.01 - 150,000.00             17.92
150,000.01 - 200,000.00             19.67
200,000.01 - 250,000.00             15.51
250,000.01 - 275,000.00              7.86
275,000.01 - 350,000.00             14.46
350,000.01 - 400,000.00              8.13
400,000.01 - 450,000.00              2.98
450,000.01 - 500,000.00              1.65
500,000.01 - 550,000.00              0.30
550,000.01 - 600,000.00              0.69
600,000.01 - 750,000.00              1.48
750,000.01 - 850,000.00              0.44
950,000.01 - 1,000,000.00            1.13
1,000,000.01 - 1,250,000.00          0.69
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Original Term                     Percent
------------------------------------------
180                                  0.38
360                                 99.62
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
RemTerm                           Percent
------------------------------------------
176.000                              0.26
177.000                              0.12
350.000                              0.16
351.000                              0.64
352.000                              0.14
353.000                              0.28
354.000                              0.94
355.000                              1.88
356.000                             10.61
357.000                             28.24
358.000                             29.54
359.000                             17.92
360.000                              9.25
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Am WAM                            Percent
------------------------------------------
0.000 - 59.999                      87.67
300.000 - 359.999                   10.17
360.000 >=                           2.16
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Age                               Percent
------------------------------------------
0                                    9.25
1                                   17.92
2                                   29.54
3                                   28.36
4                                   10.87
5                                    1.88
6                                    0.94
7                                    0.28
8                                    0.14
9                                    0.64
10                                   0.16
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
States                            Percent
------------------------------------------
FL                                  16.87
CA                                  21.51
GA                                   6.79
AZ                                   8.26
VA                                   6.86
MN                                   5.14
SC                                   2.58
TX                                   2.12
NV                                   3.50
OR                                   2.61
Other                               23.75
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Original LTV                      Percent
------------------------------------------
0.001 - 50.000                       2.97
50.001 - 60.000                      3.60
60.001 - 70.000                     12.69
70.001 - 75.000                      6.26
75.001 - 80.000                     64.05
80.001 - 85.000                      0.53
85.001 - 90.000                      9.49
90.001 - 95.000                      0.42
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Combined LTV                      Percent
------------------------------------------
0.001 - 50.000                       2.97
50.001 - 60.000                      3.44
60.001 - 70.000                      8.69
70.001 - 75.000                      4.16
75.001 - 80.000                     23.77
80.001 - 85.000                      1.52
85.001 - 90.000                     26.06
90.001 - 95.000                     13.35
95.001 - 100.000                    16.05
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
FICO                              Percent
------------------------------------------
600.000 - 619.999                    0.07
620.000 - 639.999                    1.26
640.000 - 659.999                    4.21
660.000 - 679.999                   11.26
680.000 - 699.999                   18.53
700.000 - 719.999                   14.76
720.000 - 739.999                   13.51
740.000 - 759.999                   12.49
760.000 - 779.999                   13.24
780.000 - 799.999                    7.65
800.000 - 819.999                    3.03
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
PMI                               Percent
------------------------------------------
GEMICO                               1.26
MORTGAGE GUARANTY INSURANCE CO       0.63
OLTV <= 80 - NO MI                  89.56
OLTV > 80 - NO MI                    0.09
PMI MORTGAGE INSURANCE CO            4.89
RADIAN                               0.49
REPUBLIC MORTGAGE INSUANCE CO        1.06
UGIC                                 2.00
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Property Type                     Percent
------------------------------------------
2-4 FAMILY                          15.19
CONDO                               11.92
PUD                                 19.17
SINGLE FAMILY                       53.56
TOWNHOUSE                            0.16
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Occupancy Code                    Percent
------------------------------------------
NON OWNER                          100.00
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Purpose                           Percent
------------------------------------------
CASHOUT REFI                        13.41
PURCHASE                            82.06
RATE/TERM REFI                       4.53
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Documentation Type                Percent
------------------------------------------
FULL/ALT                            24.34
NO DOC                               9.84
NO RATIO                            11.27
SISA                                37.98
SIVA                                16.57
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Interest Only                     Percent
------------------------------------------
N                                   12.33
Y                                   87.67
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Interest Only Term                Percent
------------------------------------------
0.000                               12.33
36.000                               4.34
60.000                              10.19
84.000                               1.16
120.000                             71.99
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Silent                            Percent
------------------------------------------
N                                   52.60
Y                                   47.40
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Prepay Flag                       Percent
------------------------------------------
N                                   72.27
Y                                   27.73
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Prepay Term                       Percent
------------------------------------------
0.000                               72.27
4.000                                0.37
6.000                                1.12
12.000                               0.89
24.000                               3.39
36.000                              21.49
42.000                               0.05
60.000                               0.41
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
DTI                               Percent
------------------------------------------
<= 0.000                            23.39
0.001 - 10.000                       0.69
10.001 - 20.000                      5.88
20.001 - 30.000                     11.68
30.001 - 40.000                     34.58
40.001 - 50.000                     21.80
50.001 - 60.000                      1.63
60.001 - 70.000                      0.17
70.001 - 80.000                      0.18
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Conforming                        Percent
------------------------------------------
CONFORMING                          89.19
NON CONFORMING                      10.81
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Arm Index                         Percent
------------------------------------------
1 YEAR CMT                           0.06
1 YEAR LIBOR                        47.05
6 MONTH LIBOR                       52.90
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Margins                           Percent
------------------------------------------
2.001 - 2.500                       70.56
2.501 - 3.000                       24.75
3.001 - 3.500                        3.81
3.501 - 4.000                        0.21
4.001 - 4.500                        0.25
4.501 - 5.000                        0.31
5.001 - 5.500                        0.11
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
First Adjustment Cap              Percent
------------------------------------------
2.000                               12.87
2.995                                0.18
3.000                                6.74
4.000                                0.12
5.000                               51.46
5.025                                0.07
5.875                                0.25
6.000                               28.29
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Periodic Cap                      Percent
------------------------------------------
1.000                               23.95
2.000                               74.97
3.000                                0.14
5.875                                0.15
6.000                                0.78
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Max Rate                          Percent
------------------------------------------
10.001 - 10.500                      2.66
10.501 - 11.000                      3.56
11.001 - 11.500                     18.98
11.501 - 12.000                     29.51
12.001 - 12.500                     24.52
12.501 - 13.000                     10.19
13.001 - 13.500                      5.33
13.501 - 14.000                      3.79
14.001 - 14.500                      0.72
14.501 - 15.000                      0.10
15.001 >=                            0.64
------------------------------------------
Total:                             100.00
------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------

Goldman Sachs                    GSAA-05 14
================================================================================


------------------------------------------
Floor Rate                        Percent
------------------------------------------
2.001 - 2.500                       68.29
2.501 - 3.000                       24.74
3.001 - 3.500                        3.58
3.501 - 4.000                        0.46
4.001 - 4.500                        0.81
4.501 - 5.000                        0.38
5.001 - 5.500                        0.39
5.501 - 6.000                        0.19
6.001 - 6.500                        0.09
6.501 - 7.000                        0.56
7.001 >=                             0.51
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Months To Roll                    Percent
------------------------------------------
2.                                   0.20
3.                                   1.00
4.                                   0.11
6.                                   0.73
9.                                   0.03
10.                                  3.86
11.                                  5.24
12.                                  0.16
15.                                  0.25
18.                                  0.23
20.                                  0.54
21.                                  0.25
22.                                  0.13
23.                                  0.43
24.                                  0.28
27.                                  0.12
28.                                  0.14
29.                                  0.10
30.                                  0.50
31.                                  0.53
32.                                  1.99
33.                                  2.07
34.                                  4.18
35.                                  1.59
36.                                  0.44
46.                                  0.04
50.                                  0.16
51.                                  0.05
53.                                  0.18
55.                                  1.21
56.                                  5.82
57.                                 10.33
58.                                 25.58
59.                                 22.18
60.                                  8.19
80.                                  0.26
82.                                  0.90
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Number of Units                   Percent
------------------------------------------
1                                   85.09
2                                    8.53
3                                    1.39
4                                    4.99
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Product Type                      Percent
------------------------------------------
1 YEAR ARM                           9.28
2 YEAR ARM                           2.38
3 YEAR ARM                          11.46
5 YEAR ARM                          73.68
6 MONTH ARM                          2.04
7 YEAR ARM                           1.16
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Self Employment Flag              Percent
------------------------------------------
N                                   76.89
Y                                   23.11
------------------------------------------
Total:                             100.00
------------------------------------------


------------------------------------------
Originator                        Percent
------------------------------------------
COUNTRYWIDE                          1.88
GOLDMAN MORTGAGE CO                 50.29
GREENPOINT                          10.18
NATCITY                              7.16
SUNTRUST                            30.49
------------------------------------------
Total:                             100.00
------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------

GSAA0514 Excess Spread

Period                     Excess Spreads   Excess Spreads
Total         Date          Forward Libor     Static Libor
1             25-Dec-05           0.94942          0.95193
2             25-Jan-06           0.95619          0.96843
3             25-Feb-06           1.04391          1.07449
4             25-Mar-06           0.97468          1.03549
5             25-Apr-06           0.99374          1.06872
6             25-May-06           0.96013          1.05601
7             25-Jun-06           0.98222          1.09201
8             25-Jul-06           0.94500          1.07353
9             25-Aug-06           0.94588          1.08250
10            25-Sep-06           1.08662          1.27158
11            25-Oct-06           1.02852          1.23409
12            25-Nov-06           1.08213          1.28884
13            25-Dec-06           1.01684          1.24684
14            25-Jan-07           1.02098          1.25275
15            25-Feb-07           1.20453          1.41979
16            25-Mar-07           1.01717          1.26563
17            25-Apr-07           1.07957          1.32808
18            25-May-07           1.00676          1.27548
19            25-Jun-07           1.07103          1.34075
20            25-Jul-07           0.99774          1.28664
21            25-Aug-07           1.00179          1.29919
22            25-Sep-07           1.12442          1.43095
23            25-Oct-07           1.03269          1.36278
24            25-Nov-07           1.11121          1.43910
25            25-Dec-07           1.01058          1.36745
26            25-Jan-08           1.00984          1.37085
27            25-Feb-08           1.18924          1.53221
28            25-Mar-08           1.00133          1.38093
29            25-Apr-08           1.09104          1.46730
30            25-May-08           0.99094          1.39125
31            25-Jun-08           1.09335          1.48550
32            25-Jul-08           1.02790          1.43011
33            25-Aug-08           1.18175          1.62240
34            25-Sep-08           1.36354          1.76029
35            25-Oct-08           1.23053          1.65699
36            25-Nov-08           1.34944          1.76459
37            25-Dec-08           1.21687          1.68394
38            25-Jan-09           1.22759          1.69392
39            25-Feb-09           1.63061          2.02979
40            25-Mar-09           1.22939          1.70467
41            25-Apr-09           1.35922          1.81978
42            25-May-09           1.21955          1.71255
43            25-Jun-09           1.35180          1.82897
44            25-Jul-09           1.21250          1.72028
45            25-Aug-09           1.21646          1.72409
46            25-Sep-09           1.36125          1.84240
47            25-Oct-09           1.21866          1.73199
48            25-Nov-09           1.35478          1.85227
49            25-Dec-09           1.19154          1.74262
50            25-Jan-10           1.21153          1.74938
51            25-Feb-10           1.64687          2.10842
52            25-Mar-10           1.21695          1.76314
53            25-Apr-10           1.36306          1.88910
54            25-May-10           1.21830          1.77783
55            25-Jun-10           1.36664          1.90479
56            25-Jul-10           1.19598          1.93555
57            25-Aug-10           1.65508          2.14850
58            25-Sep-10           1.92920          2.33223
59            25-Oct-10           1.75835          2.19504
60            25-Nov-10           1.93895          2.34485
61            25-Dec-10           1.74026          2.20604
62            25-Jan-11           1.76940          2.21155
63            25-Feb-11           2.31204          2.64746
64            25-Mar-11           1.78499          2.22272
65            25-Apr-11           1.96598          2.37154
66            25-May-11           1.79123          2.23439
67            25-Jun-11           1.97283          2.38318
68            25-Jul-11           1.80209          2.24679
69            25-Aug-11           1.82786          2.25327
70            25-Sep-11           2.01787          2.40172
71            25-Oct-11           1.84449          2.26569
72            25-Nov-11           2.02380          2.41357
73            25-Dec-11           1.82787          2.27832
74            25-Jan-12           1.85704          2.28493
75            25-Feb-12           2.22330          2.57378
76            25-Mar-12           1.87916          2.29876
77            25-Apr-12           2.06003          2.44655
78            25-May-12           1.56968          1.99393
79            25-Jun-12           1.76159          2.15241
80            25-Jul-12           1.58299          2.01041
81            25-Aug-12           1.64520          2.03920
82            25-Sep-12           1.85942          2.20276
83            25-Oct-12           1.68011          2.06236
84            25-Nov-12           1.87189          2.22066
85            25-Dec-12           1.68257          2.08137
86            25-Jan-13           1.70412          2.09131
87            25-Feb-13           2.27611          2.54543
88            25-Mar-13           1.73724          2.11211
89            25-Apr-13           1.92835          2.26996
90            25-May-13           1.75487          2.13346
91            25-Jun-13           1.94822          2.29113
92            25-Jul-13           1.77722          2.15601
93            25-Aug-13           1.81154          2.16779
94            25-Sep-13           2.01484          2.32529
95            25-Oct-13           1.84461          2.19232
96            25-Nov-13           2.03716          2.34976
97            25-Dec-13           1.85747          2.21839
98            25-Jan-14           1.88345          2.23202
99            25-Feb-14           2.44795          2.67592
100           25-Mar-14           1.92701          2.26051
101           25-Apr-14           2.11940          2.41768
102           25-May-14           1.95573          2.29064
103           25-Jun-14           2.14969          2.44773
104           25-Jul-14           1.98997          2.32264
105           25-Aug-14           2.03360          2.33938
106           25-Sep-14           2.23808          2.49634
107           25-Oct-14           2.07933          2.37443
108           25-Nov-14           2.27215          2.53129
109           25-Dec-14           2.10599          2.41165
110           25-Jan-15           2.13909          2.43112
111           25-Feb-15           2.69312          2.86115
112           25-Mar-15           2.19947          2.47201
113           25-Apr-15           2.39445          2.62872
114           25-May-15           2.24610          2.51553
115           25-Jun-15           2.44053          2.67213
116           25-Jul-15           2.29891          2.56177
117           25-Aug-15           2.35533          2.58665
118           25-Sep-15           2.56405          2.74397
119           25-Oct-15           2.42635          2.63965
120           25-Nov-15           2.62099          2.79734
121           25-Dec-15           2.48763          2.69662
122           25-Jan-16           2.52249          2.72650
123           25-Feb-16           2.89592          3.01091
124           25-Mar-16           2.61304          2.78924
125           25-Apr-16           2.81174          2.94684
126           25-May-16           2.69032          2.85616
127           25-Jun-16           2.89033          3.01373
128           25-Jul-16           2.77839          2.92754
129           25-Aug-16           2.84352          2.96500
130           25-Sep-16           3.05267          3.12252
131           25-Oct-16           2.94819          3.04365
132           25-Nov-16           3.14645          3.20114
133           25-Dec-16           3.04745          3.12757
134           25-Jan-17           3.10160          3.17161
135           25-Feb-17           3.60242          3.55296
136           25-Mar-17           3.22868          3.26411
137           25-Apr-17           3.42940          3.42154
138           25-May-17           3.34937          3.36283
139           25-Jun-17           3.55097          3.52023
140           25-Jul-17           3.48194          3.46819
141           25-Aug-17           3.56740          3.52350
142           25-Sep-17           3.77636          3.68087
143           25-Oct-17           3.71853          3.63968
144           25-Nov-17           3.91994          3.79704
145           25-Dec-17           3.87171          3.76372
146           25-Jan-18           3.95384          3.82885
147           25-Feb-18           4.40029          4.16630
148           25-Mar-18           4.13699          3.96569
149           25-Apr-18           4.33949          4.12304
150           25-May-18           4.32092          4.11181
151           25-Jun-18           4.52410          4.26917
152           25-Jul-18           4.51912          4.26786
153           25-Aug-18           4.63399          4.34982
154           25-Sep-18           4.84206          4.50722
155           25-Oct-18           4.85725          4.52208
156           25-Nov-18           5.06005          4.67951
157           25-Dec-18           5.08969          4.70610
158           25-Jan-19           5.21290          4.80277
159           25-Feb-19           5.57499          5.07545
160           25-Mar-19           5.47805          5.00598
161           25-Apr-19           5.68171          5.16357
162           25-May-19           5.75475          5.22313
163           25-Jun-19           5.95931          5.38080
164           25-Jul-19           6.05130          5.45520
165           25-Aug-19           6.20939          5.57715
166           25-Sep-19           6.41483          5.73500
167           25-Oct-19           6.53755          5.83360
168           25-Nov-19           6.74194          5.99160
169           25-Dec-19           6.88684          6.10776
170           25-Jan-20           7.07049          6.25187
171           25-Feb-20           7.29061          6.41941
172           25-Mar-20           7.45720          6.55498
173           25-Apr-20           7.66234          6.62474
174           25-May-20           0.00000          0.00000
175           25-Jun-20           0.00000          0.00000
176           25-Jul-20           0.00000          0.00000
177           25-Aug-20           0.00000          0.00000
178           25-Sep-20           0.00000          0.00000
179           25-Oct-20           0.00000          0.00000
180           25-Nov-20           0.00000          0.00000
181           25-Dec-20           0.00000          0.00000
182           25-Jan-21           0.00000          0.00000
183           25-Feb-21           0.00000          0.00000
184           25-Mar-21           0.00000          0.00000
185           25-Apr-21           0.00000          0.00000
186           25-May-21           0.00000          0.00000
187           25-Jun-21           0.00000          0.00000
188           25-Jul-21           0.00000          0.00000
189           25-Aug-21           0.00000          0.00000
190           25-Sep-21           0.00000          0.00000
191           25-Oct-21           0.00000          0.00000
192           25-Nov-21           0.00000          0.00000
193           25-Dec-21           0.00000          0.00000
194           25-Jan-22           0.00000          0.00000
195           25-Feb-22           0.00000          0.00000
196           25-Mar-22           0.00000          0.00000
197           25-Apr-22           0.00000          0.00000
198           25-May-22           0.00000          0.00000
199           25-Jun-22           0.00000          0.00000
200           25-Jul-22           0.00000          0.00000
201           25-Aug-22           0.00000          0.00000
202           25-Sep-22           0.00000          0.00000
203           25-Oct-22           0.00000          0.00000
204           25-Nov-22           0.00000          0.00000
205           25-Dec-22           0.00000          0.00000
206           25-Jan-23           0.00000          0.00000
207           25-Feb-23           0.00000          0.00000
208           25-Mar-23           0.00000          0.00000
209           25-Apr-23           0.00000          0.00000
210           25-May-23           0.00000          0.00000
211           25-Jun-23           0.00000          0.00000
212           25-Jul-23           0.00000          0.00000
213           25-Aug-23           0.00000          0.00000
214           25-Sep-23           0.00000          0.00000
215           25-Oct-23           0.00000          0.00000
216           25-Nov-23           0.00000          0.00000
217           25-Dec-23           0.00000          0.00000
218           25-Jan-24           0.00000          0.00000
219           25-Feb-24           0.00000          0.00000
220           25-Mar-24           0.00000          0.00000
221           25-Apr-24           0.00000          0.00000
222           25-May-24           0.00000          0.00000
223           25-Jun-24           0.00000          0.00000
224           25-Jul-24           0.00000          0.00000
225           25-Aug-24           0.00000          0.00000
226           25-Sep-24           0.00000          0.00000
227           25-Oct-24           0.00000          0.00000
228           25-Nov-24           0.00000          0.00000
229           25-Dec-24           0.00000          0.00000
230           25-Jan-25           0.00000          0.00000
231           25-Feb-25           0.00000          0.00000
232           25-Mar-25           0.00000          0.00000
233           25-Apr-25           0.00000          0.00000
234           25-May-25           0.00000          0.00000
235           25-Jun-25           0.00000          0.00000
236           25-Jul-25           0.00000          0.00000
237           25-Aug-25           0.00000          0.00000
238           25-Sep-25           0.00000          0.00000
239           25-Oct-25           0.00000          0.00000
240           25-Nov-25           0.00000          0.00000
241           25-Dec-25           0.00000          0.00000
242           25-Jan-26           0.00000          0.00000
243           25-Feb-26           0.00000          0.00000
244           25-Mar-26           0.00000          0.00000
245           25-Apr-26           0.00000          0.00000
246           25-May-26           0.00000          0.00000
247           25-Jun-26           0.00000          0.00000
248           25-Jul-26           0.00000          0.00000
249           25-Aug-26           0.00000          0.00000
250           25-Sep-26           0.00000          0.00000
251           25-Oct-26           0.00000          0.00000
252           25-Nov-26           0.00000          0.00000
253           25-Dec-26           0.00000          0.00000
254           25-Jan-27           0.00000          0.00000
255           25-Feb-27           0.00000          0.00000
256           25-Mar-27           0.00000          0.00000
257           25-Apr-27           0.00000          0.00000
258           25-May-27           0.00000          0.00000
259           25-Jun-27           0.00000          0.00000
260           25-Jul-27           0.00000          0.00000
261           25-Aug-27           0.00000          0.00000
262           25-Sep-27           0.00000          0.00000
263           25-Oct-27           0.00000          0.00000
264           25-Nov-27           0.00000          0.00000
265           25-Dec-27           0.00000          0.00000
266           25-Jan-28           0.00000          0.00000
267           25-Feb-28           0.00000          0.00000
268           25-Mar-28           0.00000          0.00000
269           25-Apr-28           0.00000          0.00000
270           25-May-28           0.00000          0.00000
271           25-Jun-28           0.00000          0.00000
272           25-Jul-28           0.00000          0.00000
273           25-Aug-28           0.00000          0.00000
274           25-Sep-28           0.00000          0.00000
275           25-Oct-28           0.00000          0.00000
276           25-Nov-28           0.00000          0.00000
277           25-Dec-28           0.00000          0.00000
278           25-Jan-29           0.00000          0.00000
279           25-Feb-29           0.00000          0.00000
280           25-Mar-29           0.00000          0.00000
281           25-Apr-29           0.00000          0.00000
282           25-May-29           0.00000          0.00000
283           25-Jun-29           0.00000          0.00000
284           25-Jul-29           0.00000          0.00000
285           25-Aug-29           0.00000          0.00000
286           25-Sep-29           0.00000          0.00000
287           25-Oct-29           0.00000          0.00000
288           25-Nov-29           0.00000          0.00000
289           25-Dec-29           0.00000          0.00000
290           25-Jan-30           0.00000          0.00000
291           25-Feb-30           0.00000          0.00000
292           25-Mar-30           0.00000          0.00000
293           25-Apr-30           0.00000          0.00000
294           25-May-30           0.00000          0.00000
295           25-Jun-30           0.00000          0.00000
296           25-Jul-30           0.00000          0.00000
297           25-Aug-30           0.00000          0.00000
298           25-Sep-30           0.00000          0.00000
299           25-Oct-30           0.00000          0.00000
300           25-Nov-30           0.00000          0.00000
301           25-Dec-30           0.00000          0.00000
302           25-Jan-31           0.00000          0.00000
303           25-Feb-31           0.00000          0.00000
304           25-Mar-31           0.00000          0.00000
305           25-Apr-31           0.00000          0.00000
306           25-May-31           0.00000          0.00000
307           25-Jun-31           0.00000          0.00000
308           25-Jul-31           0.00000          0.00000
309           25-Aug-31           0.00000          0.00000
310           25-Sep-31           0.00000          0.00000
311           25-Oct-31           0.00000          0.00000
312           25-Nov-31           0.00000          0.00000
313           25-Dec-31           0.00000          0.00000
314           25-Jan-32           0.00000          0.00000
315           25-Feb-32           0.00000          0.00000
316           25-Mar-32           0.00000          0.00000
317           25-Apr-32           0.00000          0.00000
318           25-May-32           0.00000          0.00000
319           25-Jun-32           0.00000          0.00000
320           25-Jul-32           0.00000          0.00000
321           25-Aug-32           0.00000          0.00000
322           25-Sep-32           0.00000          0.00000
323           25-Oct-32           0.00000          0.00000
324           25-Nov-32           0.00000          0.00000
325           25-Dec-32           0.00000          0.00000
326           25-Jan-33           0.00000          0.00000
327           25-Feb-33           0.00000          0.00000
328           25-Mar-33           0.00000          0.00000
329           25-Apr-33           0.00000          0.00000
330           25-May-33           0.00000          0.00000
331           25-Jun-33           0.00000          0.00000
332           25-Jul-33           0.00000          0.00000
333           25-Aug-33           0.00000          0.00000
334           25-Sep-33           0.00000          0.00000
335           25-Oct-33           0.00000          0.00000
336           25-Nov-33           0.00000          0.00000
337           25-Dec-33           0.00000          0.00000
338           25-Jan-34           0.00000          0.00000
339           25-Feb-34           0.00000          0.00000
340           25-Mar-34           0.00000          0.00000
341           25-Apr-34           0.00000          0.00000
342           25-May-34           0.00000          0.00000
343           25-Jun-34           0.00000          0.00000
344           25-Jul-34           0.00000          0.00000
345           25-Aug-34           0.00000          0.00000
346           25-Sep-34           0.00000          0.00000
347           25-Oct-34           0.00000          0.00000
348           25-Nov-34           0.00000          0.00000
349           25-Dec-34           0.00000          0.00000
350           25-Jan-35           0.00000          0.00000
351           25-Feb-35           0.00000          0.00000
352           25-Mar-35           0.00000          0.00000
353           25-Apr-35           0.00000          0.00000
354           25-May-35           0.00000          0.00000
355           25-Jun-35           0.00000          0.00000
356           25-Jul-35           0.00000          0.00000
357           25-Aug-35           0.00000          0.00000
358           25-Sep-35           0.00000          0.00000
359           25-Oct-35


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and
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is not to be construed as an offer to sell or the solicitation of any offer to
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will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Goldman Sachs                    GSAA-05 14
================================================================================



-------------------------------------------------------------
State             Percent                    Total   Count
-------------------------------------------------------------
AK                   0.04              380,000.000       1
AL                   0.14            1,305,919.990      10
AR                   0.04              395,000.000       1
AZ                   5.34           51,072,467.170     230
CA - Northern       17.45          166,957,433.010     443
CA - Southern       17.25          165,055,091.360     466
CO                   2.39           22,820,401.410     100
CT                   0.61            5,843,879.710      22
DC                   0.60            5,704,961.520      18
DE                   0.16            1,499,896.510       7
FL                   9.47           90,626,508.360     449
GA                   4.77           45,678,665.340     285
HI                   0.04              380,000.000       1
IA                   0.04              425,626.130       4
ID                   0.35            3,388,847.000      23
IL                   2.46           23,560,914.010      96
IN                   0.05              489,569.620       4
KS                   0.15            1,415,578.250       9
KY                   0.04              354,279.970       3
LA                   0.05              492,194.700       2
MA                   1.27           12,172,857.840      42
MD                   3.62           34,653,526.920     130
ME                   0.01              116,000.000       1
MI                   1.03            9,817,701.580      60
MN                   2.29           21,929,886.660     111
MO                   0.23            2,158,046.130      13
MS                   0.03              255,196.740       2
MT                   0.10              979,103.810       4
NC                   0.86            8,206,663.870      55
NH                   0.15            1,442,150.430       7
NJ                   5.75           55,018,264.510     206
NM                   0.37            3,569,568.390      20
NV                   3.48           33,321,483.790     134
NY                   1.38           13,219,315.220      41
OH                   0.91            8,744,035.680      58
OR                   1.65           15,777,160.230      75
PA                   1.14           10,884,047.370      49
RI                   0.23            2,215,717.990       9
SC                   0.94            8,948,447.430      58
SD                   0.03              266,318.550       2
TN                   0.54            5,166,979.880      41
TX                   1.22           11,628,071.910      83
UT                   1.03            9,833,567.770      55
VA                   7.80           74,616,252.110     265
VT                   0.11            1,099,149.990       4
WA                   2.05           19,658,627.250      89
WI                   0.17            1,616,723.680      11
WV                   0.14            1,375,999.690       7
WY                   0.01               93,600.000       1
----------------------------------------------------------
Total:             100.00          956,631,699.480    3807
----------------------------------------------------------



--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior
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certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
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furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
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